Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
FirstAmerica Automotive, Inc.



     We consent to the incorporation by reference in the registration statements listed below of Sonic Automotive, Inc. of our report dated March 19, 1999, with respect to the consolidated balance sheets of FirstAmerica Automotive, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 8-K/A of Sonic Automotive dated January 27, 2000:


   o Form S-3 Registration Statement (File #333-82615) -- first filed in July 1999 (relating to 1999 Resale Shelf).

   o Form S-8 Registration Statement (File #333-81059) -- first filed in June 1999 (relating to Employee Stock Purchase Plan, amended and restated as of June 8, 1999).


   o Form S-8 Registration Statement (File #333-81053) -- first filed in June 1999 (relating to 1997 Stock Option Plan, amended and related as of June 8,
     1999).


   o Form S-3 Registration Statement (File #333-71803) -- first filed in February 1999 (relating to 1999 Underwritten Public Offering of Class A Common Stock).

   o Form S-8 Registration Statement (File #333-69907) -- first filed in December 1998 (relating to Employee Stock Purchase Plan, amended and restated as of December 3, 1998).

   o Form S-8 Registration Statement (File #333-69901) -- first filed in December 1998 (relating to Formula Stock Option Plan for Independent Directors).

   o Form S-8 Registration Statement (File #333-69899) -- first filed in December 1998 (relating to Nonqualified Employee Stock Purchase Plan).

   o Form S-3 Registration Statement (File #333-68183) -- first filed in December 1998 (relating to 1998 Resale Shelf).

   o Form S-8 Registration Statement (File #333-65447) -- first filed in October 1998 (relating to 1997 Stock Option Plan).


   o Form S-8 Registration Statement (File #333-49113) -- first filed in April 1998 (relating to Employee Stock Purchase Plan).


                                               /s/  KPMG LLP


January 27, 2000
San Francisco, California